Execution Version
AMENDMENT NO. 1 TO DOMESTIC SECURITY AGREEMENT AND PARTIAL RELEASE UNDER DUTCH SECURITY DOCUMENTS
AMENDMENT NO. 1 TO DOMESTIC SECURITY AGREEMENT AND PARTIAL RELEASE UNDER DUTCH SECURITY DOCUMENTS dated as of October 26, 2026 (this “Amendment”), is entered into by and among SENSATA TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the other subsidiaries of STBV (as defined below) party to the Domestic Security Agreement (as defined below) (together with the Borrower, each a “Grantor”, and collectively, the “Grantors”), SENSATA TECHNOLOGIES B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“STBV”), MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent on behalf of the Lenders (in such capacity, the “Collateral Agent”), and the Lenders (constituting the Required Lenders) party hereto.

PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, Sensata Technologies Intermediate Holding B.V., the Administrative Agent and certain lenders are parties to that certain Credit Agreement, dated as of May 12, 2011, as amended, restated, amended and restated, supplemented, waived or otherwise modified prior to the date hereof (as so amended, restated, amended and restated, supplemented, waived or otherwise modified, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Grantors and the Collateral Agent are parties to that certain Domestic Security Agreement, dated as of May 12, 2011, as amended, restated, amended and restated, supplemented, waived or otherwise modified prior to the date hereof (as so amended, restated, amended and restated, supplemented, waived or otherwise modified, the “Domestic Security Agreement”);

WHEREAS, STBV and the Collateral Agent are parties to certain Dutch Security Documents (as defined in the Credit Agreement);

WHEREAS, the Grantors and STBV have requested that the Collateral Agent and the Lenders consent to an amendment to the Domestic Security Agreement and a partial release of security under the Dutch Security Documents, in each case to exclude certain deposit accounts from the Collateral; and

WHEREAS, the Collateral Agent and the Lenders party hereto consent to the amendment of the Domestic Security Agreement and the partial release of security under the Dutch Security Documents and the other terms and provisions hereof, and the parties hereto desire to amend the Domestic Security Agreement and partially release security under the Dutch Security Documents as set forth herein, as authorized by Section 10.01 of the Credit Agreement and the applicable amendment provisions of the Domestic Security Agreement and release provisions under the Dutch Security Documents.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Amendment No. 1 to Domestic Security Agreement
and Partial Release under Dutch Security Documents
FH99999.9

SECTION 1.Amendment to Domestic Security Agreement. Subject to the satisfaction (or waiver by the Lenders party hereto) of the conditions precedent set forth in Section 5 of this Amendment, the Domestic Security Agreement is hereby amended as follows:
(a)Each of Sections 1(c) and 1(f) of the Domestic Security Agreement is amended by adding the following at the beginning thereof:
“Subject to the last paragraph of this Section 1,”

(b)The last paragraph of Section 1 of the Domestic Security Agreement is amended by deleting the word “or” before clause (B) thereof and adding the following immediately before the period at the end thereof:
“; or (C) any Excluded Account or any funds or financial assets credited thereto. As used in this Agreement, “Excluded Account” means (a) any account that is used solely for payroll, payroll taxes, bonuses, wages, other compensation, benefits and related expenses, in each case, for employees or former employees or for other expenses required for the continuing operation of the respective business; (b) tax, tax withholding, fiduciary, trust and escrow accounts, including any account created as an escrow or similar account for the benefit of a third party, and third-party security deposit and cash collateral accounts, in each case funded in the ordinary course of business or required by applicable law or contract, provided that Cash Collateral Accounts (as defined in the Credit Agreement) shall not constitute Excluded Accounts; and (c) accounts created for the specific purpose of providing security for commercial projects, leases, trade agreements, governmental contracts, bid bonds, custom bonds, appeal bonds, warranty bonds, surety bonds, performance bonds, other bonds and guarantees, letters of credit and similar obligations, including accounts constituting or subject to a Lien permitted under Section 7.01(e) or (f) of the Credit Agreement, in each case provided or incurred in the ordinary course of business.”
(c)The proviso to Section 5(a) of the Domestic Security Agreement shall be amended as follows in blackline form (with bolded and underlined text representing additions and strikethroughs representing deletions):
“~~provided, however, this Section 5(a) shall not apply to deposit accounts (i) to the extent the average daily balance, measurable over trailing 30-day period, on deposit in each such deposit account does not exceed $5,000,000 at any time or (ii) operated solely as a payroll account.~~ provided, however, that this Section 5(a) shall not apply to any deposit account (i) to the extent the average daily balance, measurable over a trailing 30-day period, on deposit in such deposit account does not exceed $5,000,000 at any time, or (ii) that constitutes an Excluded Account.”
(d)Section 8(j) of the Domestic Security Agreement is amended by adding the words “Excluded Accounts,” immediately before the words “the Collateral Account” therein.
(e)Each of Section 15(e) of the Domestic Security Agreement and clause (2) of Exhibit A to the Domestic Security Agreement is amended by replacing the words “a Pledged Deposit Account” therein with the words “a deposit account”.

Amendment No. 1 to Domestic Security Agreement
and Partial Release under Dutch Security Documents
FH99999.9

SECTION 2.Partial Release of Dutch Law Security. With effect from the Effective Date, the Collateral Agent hereby irrevocably and unconditionally:
(a)expressly cancels and terminates (opzeggen), in accordance with Clause 16.1 (or the analogous provision) of each relevant Dutch Security Document and Section 3:81(2)(d) of the Dutch Civil Code, each Pledge (as defined in the relevant Dutch Security Document) created under or pursuant to the Dutch Security Documents by STBV over its Rights (as defined therein) in connection with the Excluded Accounts;
(b)to the extent necessary, waives (doet afstand van) its Pledge established by STBV in respect of all the Rights in connection with the Excluded Accounts in accordance with Clause 16.1 (or the analogous provision) of each relevant Dutch Security Document and Section 3:81 subsection 2(c) of the Dutch Civil Code; STBV has agreed to this waiver in Clause 16.1 of the relevant Dutch Security Document; and
(c)authorizes STBV to make all notifications and registrations which may be necessary or expedient to give effect to the termination and waiver under Section 2 hereof at STBV’s sole cost and expense.
Save for the releases expressly provided in this Amendment, all security, rights and other remedies under the Dutch Security Documents shall remain in full force and effect. This Amendment constitutes a written notice to STBV of the releases contemplated by this Amendment.
SECTION 3.Foreign Security Agreements. Subject to the satisfaction (or waiver by the Lenders party hereto) of the conditions precedent set forth in Section 5 of this Amendment, the Foreign Security Agreements and the other Loan Documents are hereby amended and modified as necessary to release any and all Excluded Accounts (as defined in the Domestic Security Agreement, as amended by this Amendment) of STBV from any collateral security provided thereunder, and all Liens granted by STBV pursuant thereto in any such Excluded Accounts or any funds or financial assets credited thereto are hereby terminated (solely with respect to such Excluded Accounts and funds). The Collateral Agent shall (and the Required Lenders hereby authorize the Collateral Agent to) promptly execute and deliver any instruments, amendments, documents and agreements, make such filings with any relevant governmental authorities, and take any such other actions, as may be necessary to evidence, effect or confirm the foregoing release and termination; provided that such release shall be without recourse to or warranty by the Collateral Agent, other than as to the authority of the Collateral Agent to execute and deliver any such document or instrument or to take any such action. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Collateral Agent (and its respective representatives) in connection with taking such actions.
SECTION 4.Reference to and Effect on the Loan Documents.
(a)On and after the Effective Date (as defined below), each reference in the Domestic Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Domestic Security Agreement, and each reference in any other Loan Document to the “Domestic Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Domestic Security Agreement, shall mean and be a reference to the Domestic Security Agreement, as amended by this Amendment. For the avoidance of doubt, this Amendment shall constitute a Loan Document under the Credit Agreement.
(b)The Credit Agreement, the Domestic Security Agreement and the other Loan Documents, as specifically amended or otherwise modified (or contemplated to be amended or otherwise modified) by this Amendment, are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

Amendment No. 1 to Domestic Security Agreement
and Partial Release under Dutch Security Documents
FH99999.9

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement, the Domestic Security Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of any of the foregoing.
SECTION 5.Conditions of Effectiveness for Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived by the Lenders party hereto constituting the Required Lenders):

(a)The Collateral Agent shall have received counterparts of this Amendment executed by the Borrower, the other Grantors party hereto, and Lenders constituting the Required Lenders;
(b)Immediately before and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of the Loan Parties set forth in Article 5 of the Credit Agreement and in the other Loan Documents (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (B) to the extent that such representations and warranties contain a materiality qualification, such representations and warranties shall be accurate in all respects and (C) to the extent affected by the express terms of this Amendment;
(c)Immediately prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;
(d)The Collateral Agent shall have received a copy of a customary good standing certificate from the office of the Secretary of State of the State of Delaware to evidence that the Borrower is validly existing and in good standing in such state; and
(e)To the extent invoiced at least three Business Days prior to the Effective Date, all reasonable and documented fees and out-of-pocket expenses payable to the Collateral Agent shall have been paid to the extent due and payable in accordance with Section 7 of this Amendment and Section 10.04 of the Credit Agreement.
SECTION 6.Representations and Warranties. The Borrower and each other Grantor party hereto hereby represents and warrants to the Collateral Agent that (to the extent applicable to such entity):
(a)On and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Domestic Security Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and
(b)This Amendment and the Domestic Security Agreement as amended hereby constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

Amendment No. 1 to Domestic Security Agreement
and Partial Release under Dutch Security Documents
FH99999.9

SECTION 7.Costs and Expenses. The Borrower agrees that all reasonable and documented out-of-pocket expenses incurred by the Collateral Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the Attorney Costs of one counsel for all Lenders and the Collateral Agent (which shall be Allen Overy Shearman Sterling US LLP)), are expenses that the Borrower is required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.
SECTION 8.Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” shall mean an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.Governing Law and Waiver of Right of Trial by Jury. Subject to Section 10, this Amendment is subject to the provisions of Section 25 of the Domestic Security Agreement and Sections 10.17 and 10.18 of the Credit Agreement relating to governing law, waiver of right to submission to jurisdiction, venue and waiver of trial by jury, the provisions of which are by this reference incorporated herein in full.Governing Law for Specific Release Provision. Section 2 (Partial Release of Dutch Law Security) is governed by Dutch law and for any dispute arising out of or in connection with any matter governed by the Dutch law, the courts of the Netherlands have exclusive jurisdiction.Affirmation. The Borrower and the other Grantors party hereto hereby (a) acknowledges and consents to this Amendment; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents (as amended or modified by this Amendment) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrower under the Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted by it pursuant to the Domestic Security Agreement and the other Collateral Documents to which it is a party are and continue to be valid and perfected (if and to the extent required to be perfected under such Collateral Documents (as amended or modified by this Amendment)) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Grantor under the Loan Documents to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under such Collateral Documents to which it is a party (as amended or modified by this Amendment)) immediately prior to giving effect to the execution and delivery of this Amendment.Continuing Obligations. The Obligations existing immediately prior to the Effective Date shall, to the extent outstanding immediately following the Effective Date, comprise Obligations under the Credit Agreement and each other Loan Document (including the Domestic Security Agreement, as amended by this Amendment, and the Dutch Security Documents), and neither this Amendment nor the transactions contemplated in connection herewith shall constitute a novation or termination of such Obligations, and the Collateral shall continue to

Amendment No. 1 to Domestic Security Agreement
and Partial Release under Dutch Security Documents
FH99999.9

secure, support and otherwise benefit the Obligations of the Loan Parties under the Credit Agreement and each other Loan Document.

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Amendment No. 1 to Domestic Security Agreement
and Partial Release under Dutch Security Documents
FH99999.9

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents to be executed by their respective authorized officers as of the date first above written.

SENSATA TECHNOLOGIES, INC., as the Borrower

By: /s/ Frank E. DeVita
Name: Frank E. DeVita
Title: Treasurer

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

FH99999.9

BEI NORTH AMERICA, LLC
CRYDOM, INC.
CUSTOMER SENSORS & TECHNOLOGIES, INC.
CUSTOM SENSORS & TECHNOLOGIES US CORPORATION
CUSTOM SENSORS & TECHNOLOGIES US LLC
DYNAPOWER COMPANY LLC
GIGAVAC, LLC
KAVLICO CORPORATION
NEWALL ELECTRONICS INC.
STI HOLDCO, INC., each as a Grantor

By: /s/ Frank E. DeVita
Name: Frank E. DeVita
Title: Treasurer

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

SENSATA TECHNOLOGIES B.V.

By: /s/ David Stott
Name: David Stott
Title: Director

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent and as Pledgee under the Dutch Security Documents

By: /s/ Nik Melvin
Name: Nik Melvin
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Revolving Credit Lender

By: /s/ Moses Papadopoulos
Name: Moses Papadopoulos
Title: Vice President

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

BARCLAYS BANK PLC, as a Revolving Credit Lender

By: /s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

BANK OF AMERICA, N.A., as a Revolving Credit Lender

By: /s/ Michael Contreras
Name: Michael Contreras
Title: Managing Director

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

MIZUHO BANK, LTD., as a Revolving Credit Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender

By: /s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

ROYAL BANK OF CANADA, as a Revolving Credit Lender

By: /s/ Mark Tarnecki
Name: Mark Tarnecki
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Credit Lender

By: /s/ Joanna London
Name: Joanna London
Title: Senior Vice President

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Credit Lender

By: /s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender

By: /s/ Yangmengyan Li
Name: Yangmengyan Li
Title: Authorized Officer

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

TRUIST BANK, as a Revolving Credit Lender

By: /s/ Lisa Garling
Name: Lisa Garling
Title: Director

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]

MUFG BANK, LTD., as a Revolving Credit Lender

By: /s/ Matthew Eastman
Name: Matthew Eastman
Title: Vice President

[Signature page to Amendment No. 1 to Domestic Security Agreement and Partial Release under Dutch Security Documents]